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                            LIMITED WAIVER REGARDING
                           "CONSOLIDATED CAPITAL BASE"

                                  July 29, 1998



NewStar Media Inc.
8955 Beverly Boulevard
Los Angeles, California  90048
Attention:  Neil Topham

Ladies and Gentlemen:

Reference is made to that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 (as amended to the date hereof, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Dove Entertainment, Inc., a California corporation (now known as NewStar Media Inc.) (the "Company"), the Guarantors named therein and The Chase Manhattan Bank (the "Lender").

The Company has informed the Lender that the Consolidated Capital Base at the end of the Company's fiscal quarter ended June 30, 1998 is less than the minimum permitted amount under Section 6.16 of the Credit Agreement. At the request of the Company, the Lender hereby waives compliance with Section 6.16 of the Credit Agreement to the extent, and only to the extent, necessary to permit the Consolidated Capital Base of the Company at the end of the Company's fiscal quarter ended June 30, 1998 to be less than $1,000,000 plus 80% of all net new equity invested plus 80% of accumulated net earnings during the period commencing on the Closing Date and ending on June 30, 1998; provided that the Consolidated Capital Base shall not be less than $500,000.

Without limiting the generality of the provisions of Section 12.10 of the Credit Agreement, the Limited Waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by the Company with the provisions of Section 6.16 of the Credit Agreement in the manner and to the extent described above, and nothing in this Limited Waiver shall be deemed to
(a) constitute a waiver of compliance by the Company with respect to (i) Section
6.16 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that the Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


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In order to induce the Lender to enter into this Limited Waiver, the Company, by its execution of a counterpart of this Limited Waiver, represents and warrants that after giving effect to this Limited Waiver (a) no Default or Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Fundamental Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) the Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The consent set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by the Company, the Corporate Guarantors and the Lender and receipt by the Company and the Lender of written or telephonic notification of such execution and authorization of delivery thereof.

THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                        THE CHASE MANHATTAN BANK



                                        By: /s/ TRACEY A. NAVIN
                                           -----------------------------
                                           Title: Vice President

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                                        NEWSTAR MEDIA INC.
                                        NEWSTAR WORLDWIDE INC.
                                        NEWSTAR TELEVISION INC.
                                        DOVE FOUR POINT, INC.
                                        DOVE ENTERTAINMENT, INC.
                                        DOVE AUDIO, INC.



                                        By: /s/ NEIL TOPHAM
                                           -----------------------------
                                           Title:


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